                                                                    EXHIBIT 99.2

[MERRILL LYNCH LOGO]       COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2004-HE1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[300,186,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-HE1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                            LITTON LOAN SERVICING LLP
                                    SERVICER

                    WELLS FARGO BANK MINNESOTA, N.A.
                                    TRUSTEE

                                 JULY [12], 2004

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-HE1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-HE1
                         MORTGAGE POOL COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance                $305,532,692
Aggregate Original Principal Balance                   $306,502,715
Number of Mortgage Loans                                      1,915

                                             MINIMUM      MAXIMUM      AVERAGE (1)
                                             -------      -------      -----------
Original Principal Balance                  $ 18,100      $650,000      $160,054
Outstanding Principal Balance               $  6,918      $648,000      $159,547

                                             MINIMUM      MAXIMUM   WEIGHTED AVERAGE (2)
                                             -------      -------   --------------------
Original Term (mos)                             180           360           346
Stated remaining Term (mos)                     169           357           341
Loan Age (mos)                                    3            11             5
Current Interest Rate                         4.490%       12.490%        6.881%
Initial Interest Rate Cap                     1.000%        3.000%        2.970%
Periodic Rate Cap                             1.000%        2.000%        1.004%
Gross Margin                                  3.740%       11.990%        6.022%
Maximum Mortgage Rate                        10.490%       18.490%       12.502%
Minimum Mortgage Rate                         3.740%       11.990%        6.432%
Months to Roll                                    5            57            21
Original Loan-to-Value                        20.00%       100.00%        82.85%
Credit Score (3)                                525           806           666

                                            EARLIEST       LATEST
                                            --------       ------
Maturity Date                               08/01/18      04/01/34

LIEN POSITION                                      PERCENT OF MORTGAGE POOL
-------------                                      ------------------------
1st Lien                                                   90.26%
2nd Lien                                                    9.74

OCCUPANCY                                          PERCENT OF MORTGAGE POOL
---------                                          ------------------------
Primary                                                    89.39%
Second Home                                                 0.24
Investment                                                 10.37

LOAN TYPE                                          PERCENT OF MORTGAGE POOL
---------                                          ------------------------
Fixed Rate                                                 19.66%
ARM                                                        80.34

AMORTIZATION TYPE                                  PERCENT OF MORTGAGE POOL
-----------------                                  ------------------------
Fully Amortizing                                           61.78%
Interest-Only                                              30.57
Balloon                                                     7.66

YEAR OF ORIGINATION                                PERCENT OF MORTGAGE POOL
-------------------                                ------------------------
2003                                                       44.20%
2004                                                       55.80

LOAN PURPOSE                                       PERCENT OF MORTGAGE POOL
------------                                       ------------------------
Purchase                                                   65.99%
Refinance - Rate/Term                                       4.86
Refinance - Cashout                                        29.15

PROPERTY TYPE                                      PERCENT OF MORTGAGE POOL
-------------                                      ------------------------
Single Family                                              72.21%
Planned Unit Development                                    6.45
Townhouse                                                   0.10
Condominium                                                10.63
Two- to Four-Family                                        10.57
Manufactured Housing                                        0.03

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Minimum and Weighting only for loans with scores.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-HE1
                          MORTGAGE POOL COLLATERAL SUMMARY

MORTGAGE RATES

                                           AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                           PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE      PERCENT
                            NUMBER OF       BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL       FULL
RANGE OF MORTGAGE RATES   MORTGAGE LOANS  OUTSTANDING      POOL      COUPON      SCORE     OUTSTANDING     LTV          DOC
-----------------------   --------------  ------------  ----------  --------    --------   -----------   --------     -------
5.000% or less                   26       $  5,701,410      1.87%     4.846%      718        $219,285      79.52%      64.88%
5.001% to 5.500%                 93         23,210,395      7.60      5.382       699         249,574      79.33       55.16
5.501% to 6.000%                217         53,369,717     17.47      5.851       674         245,943      79.64       62.38
6.001% to 6.500%                284         63,513,883     20.79      6.341       670         223,640      80.14       48.08
6.501% to 7.000%                358         70,753,695     23.16      6.825       658         197,636      81.62       39.03
7.001% to 7.500%                171         28,576,749      9.35      7.296       650         167,115      82.92       39.83
7.501% to 8.000%                151         19,696,819      6.45      7.794       636         130,443      84.10       45.00
8.001% to 8.500%                 83          7,707,754      2.52      8.291       635          92,865      88.23       76.16
8.501% to 9.000%                138         10,012,847      3.28      8.871       679          72,557      94.60       34.69
9.001% to 9.500%                 63          4,067,855      1.33      9.376       676          64,569      96.28       24.49
9.501% to 10.000%               118          7,064,841      2.31      9.871       677          59,872      97.73       22.01
10.001% to 10.500%               75          4,308,017      1.41     10.370       658          57,440      99.06       39.23
10.501% to 11.000%               62          3,871,833      1.27     10.794       646          62,449      98.83       44.51
11.001% to 11.500%               34          1,766,027      0.58     11.384       635          51,942      98.73       76.74
11.501% to 12.000%               41          1,707,924      0.56     11.826       631          41,657      99.26       65.85
12.001% to 12.500%                1            202,928      0.07     12.490       525         202,928      69.63        0.00
                              -----       ------------    ------     ------       ---        --------      -----       -----
TOTAL:                        1,915       $305,532,692    100.00%     6.881%      666        $159,547      82.85%      47.78%
                              -----       ------------    ------     ------       ---        --------      -----       -----

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.49% per annum to 12.490% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 6.881% per annum.

REMAINING MONTHS TO STATED MATURITY

                                           AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                           PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE      PERCENT
       RANGE OF              NUMBER OF      BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL       FULL
REMAINING TERMS (MONTHS)  MORTGAGE LOANS  OUTSTANDING      POOL      COUPON      SCORE     OUTSTANDING     LTV          DOC
-----------------------   --------------  ------------  ----------  --------    --------   -----------   --------     -------
169 to 180                      409       $ 24,029,065       7.86%    9.840%       685     $    58,751     98.81%      29.02%
229 to 240                        5            314,599       0.10     8.833        635          62,920     83.23       73.17
349 to 360                    1,501        281,189,029      92.03     6.626        664         187,334     81.48       49.35
                              -----       ------------     ------     -----        ---     -----------     -----       -----
TOTAL:                        1,915       $305,532,692     100.00%    6.881%       666     $   159,547     82.85%      47.78%
                              -----       ------------     ------     -----        ---     -----------     -----       -----

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 169 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 341 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]         COMPUTATIONAL MATERIALS FOR
                             MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                             SERIES 2004-HE1
                             MORTGAGE POOL COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                             AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                             PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE      PERCENT
RANGE OF ORIGINAL MORTGAGE     NUMBER OF      BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL       FULL
 LOAN PRINCIPAL BALANCES    MORTGAGE LOANS  OUTSTANDING      POOL      COUPON      SCORE     OUTSTANDING     LTV          DOC
-----------------------     --------------  ------------  ----------  --------    --------   -----------   --------     -------
$50,000 or less                   283       $ 10,741,434      3.52%     9.541%       664     $    37,956     93.93%      42.89%
$50,001 to $100,000               505         36,593,653     11.98      8.500        660          72,463     90.85       48.98
$100,001 to $150,000              304         37,633,638     12.32      7.144        649         123,795     84.19       59.51
$150,001 to $200,000              238         42,232,207     13.82      6.554        662         177,446     81.45       52.87
$200,001 to $250,000              174         38,996,487     12.76      6.597        668         224,118     80.59       41.64
$250,001 to $300,000              160         44,102,232     14.43      6.402        680         275,639     80.56       35.73
$300,001 to $350,000              111         35,719,677     11.69      6.326        673         321,799     80.36       39.62
$350,001 to $400,000               63         23,637,666      7.74      6.476        661         375,201     81.27       44.68
$400,001 to $450,000               38         16,045,180      5.25      6.400        661         422,242     81.35       62.94
$450,001 to $500,000               24         11,473,463      3.76      6.289        677         478,061     80.89       50.49
$500,001 to $550,000                8          4,202,185      1.38      5.960        675         525,273     78.12       62.24
$550,001 to $600,000                5          2,860,248      0.94      5.831        662         572,050     79.02      100.00
$600,001 to $650,000                2          1,294,621      0.42      6.207        715         647,310     74.95       50.05
                                -----       ------------    ------      -----        ---     -----------     -----       -----
TOTAL:                          1,915       $305,532,692    100.00%     6.881%       666     $   159,547     82.85%      47.78%
                                -----       ------------    ------      -----        ---     -----------     -----       -----

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $6,918 to approximately $648,000 and the average outstanding principal balance of the Mortgage Loans was approximately $159,547.

PRODUCT TYPES

                                             AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                             PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE      PERCENT
                               NUMBER OF      BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL       FULL
      PRODUCT TYPES         MORTGAGE LOANS  OUTSTANDING      POOL      COUPON      SCORE     OUTSTANDING     LTV          DOC
-----------------------     --------------  ------------  ----------  --------    --------   -----------   --------     -------
Balloon Loans                       396     $ 23,391,600      7.66%     9.856%       686     $    59,070     99.21%      29.02%
15 to 19 Year Fixed Loans            13          637,464      0.21      9.237        649          49,036     84.19       28.88
20 to 24 Year Fixed Loans             4          253,509      0.08      9.094        632          63,377     80.39       66.70
30 Year Fixed Loans                 269       35,780,052     11.71      7.454        664         133,011     82.74       63.35
2/28 LIBOR ARM                    1,097      218,517,863     71.52      6.513        663         199,196     81.37       46.55
3/27 LIBOR ARM                       88       13,308,287      4.36      6.795        664         151,231     80.35       43.35
5/25 LIBOR ARM                       44       12,570,544      4.11      6.046        671         285,694     81.22       62.59
5/25 Treasury ARM                     4        1,073,373      0.35      6.806        721         268,343     80.43       75.88
                                  -----     ------------    ------      -----        ---     -----------     -----       -----
TOTAL:                            1,911     $304,459,319    100.00%     6.881%       665     $   159,319     82.86%      47.68%
                                  -----     ------------    ------      -----        ---     -----------     -----       -----

ADJUSTMENT TYPE

                                             AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                             PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE      PERCENT
                               NUMBER OF      BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL       FULL
     ADJUSTMENT TYPE        MORTGAGE LOANS  OUTSTANDING      POOL      COUPON      SCORE     OUTSTANDING     LTV          DOC
-----------------------     --------------  ------------  ----------  --------    --------   -----------   --------     -------
ARM                              1,233      $245,470,067    80.34%     6.506%        664      $199,084      81.30%       47.33%
Fixed Rate                         682        60,062,625    19.66      8.415         673        88,068      89.16        49.63
                                 -----      ------------   ------      -----         ---      --------      -----        -----
TOTAL:                           1,915      $305,532,692   100.00%     6.881%        666      $159,547      82.85%       47.78%
                                 -----      ------------   ------      -----         ---      --------      -----        -----

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2004-HE1
                              MORTGAGE POOL COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                                             AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                             PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE      PERCENT
  RANGE OF ORIGINAL            NUMBER OF      BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL       FULL
 LOAN-TO-VALUE RATIO        MORTGAGE LOANS  OUTSTANDING      POOL      COUPON      SCORE     OUTSTANDING     LTV          DOC
-----------------------     --------------  ------------  ----------  --------    --------   -----------   --------     -------
50.00% or less                     12       $  1,782,852      0.58%     6.622%       614       $148,571      42.00%      50.48%
50.01% to 55.00%                   12          2,057,613      0.67      6.839        637        171,468      53.34       35.67
55.01% to 60.00%                   11          2,106,491      0.69      6.394        658        191,499      56.86       38.59
60.01% to 65.00%                   15          2,012,514      0.66      6.524        627        134,168      62.99       53.45
65.01% to 70.00%                   48          9,622,536      3.15      6.924        625        200,469      68.73       47.07
70.01% to 75.00%                   84         13,690,360      4.48      6.795        637        162,980      73.87       41.17
75.01% to 80.00%                  820        177,739,502     58.17      6.349        677        216,755      79.82       41.50
80.01% to 85.00%                  115         18,898,571      6.19      6.961        633        164,335      84.33       61.66
85.01% to 90.00%                  158         25,770,658      8.43      6.985        645        163,105      89.76       68.08
90.01% to 95.00%                   94         11,846,495      3.88      7.391        655        126,027      94.54       83.66
95.01% to 100.00%                 546         40,005,102     13.09      9.066        670         73,269      99.86       48.55
                                -----       ------------    ------      -----        ---       --------      -----       -----
TOTAL:                          1,915       $305,532,692    100.00%     6.881%       666       $159,547      82.85%      47.78%
                                -----       ------------    ------      -----        ---       --------      -----       -----

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 20.00% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 9.74% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.23%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.50%.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2004-HE1
                              MORTGAGE POOL COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                            AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                                            PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                            NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL    FULL
GEOGRAPHIC DISTRIBUTION   MORTGAGE LOANS   OUTSTANDING      POOL        COUPON     SCORE    OUTSTANDING     LTV       DOC
-----------------------   --------------   ------------   ---------    -------    --------  -----------  --------   -------
Arizona                         21         $  2,956,446      0.97%       7.030%     666     $  140,783     83.78%     34.25%
Arkansas                         4              465,283      0.15        7.820      632        116,321     87.95      81.63
California                   1,053          200,468,989     65.61        6.782      677        190,379     82.42      41.03
Colorado                        29            5,652,150      1.85        6.962      651        194,902     83.17      35.83
Connecticut                      1              125,038      0.04        8.800      685        125,038     95.00     100.00
Delaware                         1              141,543      0.05        6.275      605        141,543     75.00     100.00
Florida                         24            3,308,412      1.08        7.558      635        137,850     81.90      43.71
Georgia                         63            7,127,299      2.33        7.268      646        113,132     85.29      49.19
Idaho                            3              342,387      0.11        5.965      683        114,129     80.69      59.87
Illinois                        25            4,288,721      1.40        7.236      635        171,549     83.09      51.96
Indiana                         20            1,233,421      0.40        7.573      632         61,671     84.84      56.01
Iowa                             4              410,951      0.13        7.408      664        102,738     94.76      88.01
Kansas                          21            1,886,407      0.62        7.291      623         89,829     92.14      92.74
Kentucky                        16            1,263,846      0.41        7.963      604         78,990     81.56      72.91
Louisiana                        4              360,272      0.12        8.092      672         90,068     77.69      20.60
Maryland                         4              541,831      0.18        7.094      649        135,458     83.11     100.00
Massachusetts                    8            2,118,429      0.69        7.358      685        264,804     80.08      27.39
Michigan                        42            4,253,014      1.39        7.601      639        101,262     84.22      46.79
Minnesota                        5            1,130,320      0.37        7.012      686        226,064     75.77       8.33
Mississippi                      4              333,914      0.11        7.569      707         83,478     80.93      67.54
Missouri                        20            1,774,970      0.58        7.555      630         88,749     83.10      82.40
Nebraska                         4              515,366      0.17        7.315      605        128,841     83.83      23.32
Nevada                          16            2,646,352      0.87        6.837      657        165,397     81.68      57.00
New Jersey                       2              450,118      0.15        7.062      612        225,059     76.59      51.39
New Mexico                       3              600,575      0.20        6.766      588        200,192     93.75     100.00
New York                         2              214,135      0.07        6.946      611        107,068     84.43     100.00
North Carolina                  28            2,773,687      0.91        7.171      621         99,060     86.98      80.82
Ohio                            45            3,958,841      1.30        6.916      615         87,974     84.24      84.97
Oklahoma                        10              924,443      0.30        6.775      628         92,444     84.43      79.05
Oregon                          82            9,279,798      3.04        6.885      657        113,168     84.70      60.46
Pennsylvania                    46            4,301,983      1.41        7.088      609         93,521     83.19      69.09
Rhode Island                     4              874,180      0.29        7.343      701        218,545     80.00      44.67
South Carolina                  10              927,154      0.30        7.570      586         92,715     90.27     100.00
Tennessee                       12            1,211,300      0.40        7.959      619        100,942     82.31      79.52
Texas                           68            7,981,627      2.61        6.981      643        117,377     80.34      55.62
Utah                            20            3,331,376      1.09        6.744      672        166,569     84.11      36.80
Virginia                        14            1,874,331      0.61        7.141      598        133,881     81.10      57.78
Washington                     166           22,487,298      7.36        6.753      651        135,466     84.36      72.69
West Virginia                    7              362,767      0.12        7.655      604         51,824     75.52     100.00
Wisconsin                        2              224,093      0.07        9.179      567        112,047     74.20     100.00
Wyoming                          2              409,627      0.13        6.250      755        204,814     80.00     100.00
                             -----         ------------    ------        -----      ---     ----------     -----      -----
TOTAL:                       1,915         $305,532,692    100.00%       6.881%     666     $  159,547     82.85%     47.78%
                             -----         ------------    ------        -----      ---     ----------     -----      -----

No more than approximately 2.41% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2004-HE1
                              MORTGAGE POOL COLLATERAL SUMMARY

LOAN PURPOSE

                                            AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                                            PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                            NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL    FULL
LOAN PURPOSE              MORTGAGE LOANS   OUTSTANDING      POOL        COUPON     SCORE    OUTSTANDING     LTV       DOC
------------              --------------   ------------   ---------    -------    --------  -----------  --------   -------
Purchase                       1,274       $201,623,748     65.99%      6.901%      680     $  158,260     83.87%    40.32%
Refinance - Cashout              558         89,055,559     29.15       6.845       637        159,598     80.57     62.08
Refinance - Rate Term             83         14,853,386      4.86       6.818       640        178,956     82.68     63.23
                               -----       ------------    ------       -----       ---     ----------     -----     -----
TOTAL:                         1,915       $305,532,692    100.00%      6.881%      666     $  159,547     82.85%    47.78%
                               -----       ------------    ------       -----       ---     ----------     -----     -----

PROPERTY TYPE

                                            AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                                            PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                            NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL     FULL
PROPERTY TYPE             MORTGAGE LOANS   OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING     LTV        DOC
-------------             --------------   ------------   ----------   --------   --------  -----------  --------    -------
Single Family                 1,422        $220,625,248      72.21%      6.863%      662     $  155,151     83.20%    48.93%
Planned Unit Development        107          19,716,826       6.45       6.699       657        184,269     82.49     53.69
Townhouse                         2             297,447       0.10       7.881       699        148,724     87.80     57.34
Condominium                     228          32,492,211      10.63       7.094       676        142,510     83.88     41.71
Two- to Four-Family             155          32,300,960      10.57       6.893       684        208,393     79.71     42.16
Manufactured Housing              1             100,000       0.03       6.125       778        100,000     51.28    100.00
                              -----        ------------     ------       -----       ---     ----------     -----     -----
TOTAL:                        1,915        $305,532,692     100.00%      6.881%      666     $  159,547     82.85%    47.78%
                              -----        ------------     ------       -----       ---     ----------     -----     -----

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2004-HE1
                              MORTGAGE POOL COLLATERAL SUMMARY

DOCUMENTATION

                                              AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                                              PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                              NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL     FULL
OAKMONT UNDERWRITING        MORTGAGE LOANS   OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING     LTV        DOC
--------------------        --------------   -----------    ----------   --------   --------  -----------  --------    -------
Full Documentation                 475       $ 83,722,633      27.40%      6.619%     653     $  176,258     84.06%     100.00%
Stated Documentation               469         70,825,112      23.18       7.354      685        151,013     83.33        0.00
NIV Documentation                  247         38,000,197      12.44       6.501      704        153,847     81.94        0.00
Full-Bank Statements                58         12,903,236       4.22       6.652      652        222,470     84.07      100.00
LIV Documentation                   24          4,984,170       1.63       6.356      673        207,674     82.07        0.00
Alternative Documentation           27          4,412,212       1.44       6.960      651        163,415     84.64        0.00
                                 -----       ------------      -----       -----      ---     ----------     -----      ------
  SUB-TOTAL:                     1,300       $214,847,559      70.32%      6.843%     673     $  165,267     83.41%      44.97%
                                 -----       ------------      -----       -----      ---     ----------     -----      ------

CIT UNDERWRITING
Full Documentation                 278       $ 30,314,502       9.92%      6.892%     621     $  109,045     83.66%     100.00%
No Income Verification             152         25,308,516       8.28       6.866      657        166,503     78.17        0.00
12 Month Bank Statements             2            510,883       0.17       6.734      696        255,442     88.77        0.00
24 Month Bank Statements             2            183,528       0.06       6.912      676         91,764     87.51        0.00
                                 -----       ------------      -----       -----      ---     ----------     -----      ------
  SUB-TOTAL:                       434       $ 56,317,430      18.43%      6.879%     638     $  129,764     81.25%      53.83%
                                 -----       ------------      -----       -----      ---     ----------     -----      ------

FIELDSTONE UNDERWRITING
Full Documentation                 110       $ 19,042,467       6.23%      6.980%     653     $  173,113     82.68%     100.00%
Stated Documentation                53         10,712,360       3.51       7.354      689        202,120     78.27        0.00
24 Month Bank Statements            10          2,705,311       0.89       7.030      646        270,531     90.49        0.00
12 Month Bank Statements             6          1,456,468       0.48       7.593      646        242,745     84.33        0.00
Limited Documentation                2            451,097       0.15       6.418      654        225,549     80.00        0.00
  SUB-TOTAL:                       181       $ 34,367,703      11.25%      7.119%     663     $  189,877     81.95%      55.41%
                                 -----       ------------     ------       -----      ---     ----------     -----      ------
TOTAL:                           1,915       $305,532,692     100.00%      6.881%     666     $  159,547     82.85%      47.78%
                                 -----       ------------    ------       -----      ---     ----------     -----      ------

OCCUPANCY

                                              AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                                              PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                              NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL     FULL
OCCUPANCY                   MORTGAGE LOANS   OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING     LTV        DOC
---------                   --------------   -----------    ----------   --------   --------  -----------  --------    -------
Primary                          1,715       $273,125,038      89.39%      6.867%      664    $   159,257    83.31%     48.32%
Investment                         196         31,687,777      10.37       6.999       680        161,672    78.87      42.87
Second Home                          4            719,878       0.24       7.003       677        179,969    83.06      59.99
                                 -----       ------------     ------       -----       ---    -----------    -----      -----
TOTAL:                           1,915       $305,532,692     100.00%      6.881%      666    $   159,547    82.85%     47.78%
                                 -----       ------------     ------       -----       ---    -----------    -----      -----

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2004-HE1
                              MORTGAGE POOL COLLATERAL SUMMARY

MORTGAGE LOAN AGE SUMMARY

                                              AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                                              PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE    PERCENT
MORTGAGE LOAN AGE             NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL     FULL
   (MONTHS)                 MORTGAGE LOANS   OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING     LTV        DOC
-----------------           --------------   ------------   ----------   --------   --------  -----------  --------    -------
 3                                419        $ 71,149,756      23.29%      6.536%       670   $  169,808    83.20%      59.19%
 4                                507          86,012,524      28.15       6.767        666      169,650    82.55       61.62
 5                                 51          10,773,684       3.53       7.039        672      211,249    84.65       51.83
 6                                431          72,627,928      23.77       7.222        680      168,510    83.41       18.59
 7                                378          50,202,924      16.43       6.928        643      132,812    81.74       47.33
 8                                 20           1,998,263       0.65       7.523        676       99,913    84.73       31.22
 9                                 53           7,239,438       2.37       7.033        647      136,593    84.02       60.28
10                                 54           5,447,264       1.78       7.413        635      100,875    79.83       55.62
11                                  2              80,912       0.03       9.248        632       40,456    89.75        0.00
                                -----        ------------     ------       -----        ---   ----------    -----       -----
TOTAL                           1,915        $305,532,692     100.00%      6.881%       666   $  159,547    82.85%      47.78%
                                -----        ------------     ------       -----        ---   ----------    -----       -----

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                              AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                                              PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE    PERCENT
ORIGINAL PREPAYMENT           NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL     FULL
   PENALTY TERM             MORTGAGE LOANS   OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING     LTV        DOC
------------------          --------------   ------------   ----------   --------   --------  -----------  --------    -------
None                             277         $ 30,788,282      10.08%     7.388%       646    $   111,149    84.19%      52.40%
6 Months                          21            1,853,825       0.61      7.257        629         88,277    92.84       89.07
12 Months                         90           19,542,032       6.40      6.796        666        217,134    82.31       52.56
24 Months                      1,171          194,754,960      63.74      6.832        671        166,315    83.23       41.51
30 Months                          2              367,714       0.12      7.172        602        183,857    96.27      100.00
36 Months                        345           55,747,108      18.25      6.830        659        161,586    80.42       62.46
60 Months                          9            2,478,771       0.81      5.882        691        275,419    85.56       76.79
                               -----         ------------     ------      -----        ---    -----------    -----       -----
TOTAL:                         1,915         $305,532,692     100.00%     6.881%       666    $   159,547    82.85%      47.78%
                               -----         ------------     ------      -----        ---    -----------    -----       -----

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2004-HE1
                              MORTGAGE POOL COLLATERAL SUMMARY

CREDIT SCORES

                                            AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                                            PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                            NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL    FULL
RANGE OF CREDIT SCORES    MORTGAGE LOANS   OUTSTANDING      POOL        COUPON     SCORE    OUTSTANDING     LTV       DOC
-----------------------   --------------   ------------   ----------   --------   --------  -----------  --------   -------
525 to 525                          1      $    202,928      0.07%      12.490%      525    $   202,928    69.63%     0.00%
526 to 550                         34         3,490,131      1.14        7.990       542        102,651    71.24     92.55
551 to 575                         81         9,641,462      3.16        7.382       565        119,030    80.06     87.76
576 to 600                        125        18,725,771      6.13        7.175       588        149,806    81.90     73.85
601 to 625                        245        38,640,081     12.65        7.069       614        157,715    83.19     81.12
626 to 650                        311        51,625,769     16.90        6.874       641        165,999    83.63     59.80
651 to 675                        347        56,522,932     18.50        6.939       662        162,890    83.50     39.21
676 to 700                        315        52,889,329     17.31        6.796       688        167,903    82.70     27.43
701 to 725                        214        33,043,447     10.82        6.693       713        154,409    83.44     17.98
726 to 750                        107        17,961,733      5.88        6.649       737        167,867    82.02     36.21
751 to 775                         98        16,003,310      5.24        6.408       762        163,299    83.51     33.23
776 to 800                         36         6,622,308      2.17        6.418       786        183,953    81.29     55.12
801 to 806                          1           163,491      0.05        6.850       806        163,491    85.00    100.00
                                -----      ------------    ------        -----       ---    -----------    -----     -----
TOTAL:                          1,915      $305,532,692    100.00%       6.881%      666    $   159,547    82.85%    47.78%
                                -----      ------------    ------        -----       ---    -----------    -----     -----

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 525 to 806 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 666.

CREDIT GRADE

                                            AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                                            PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                            NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL    FULL
OAKMONT UNDERWRITING      MORTGAGE LOANS   OUTSTANDING      POOL        COUPON     SCORE    OUTSTANDING     LTV       DOC
--------------------      --------------   ------------   ----------   --------   --------  -----------  --------   -------
N/A                              1,300     $214,847,559       70.32%     6.843%      673     $  165,267    83.41%     44.97%
  SUB-TOTAL:                     1,300     $214,847,559       70.32%     6.843%      673     $  165,267    83.41%     44.97%

CIT UNDERWRITING
2A                                 162     $ 26,112,363        8.55%     6.493%      676     $  161,187    81.58%     32.04%
1A                                   1           88,672        0.03      8.520       647         88,672   100.00     100.00
A                                  136       17,852,147        5.84      6.949       621        131,266    81.78      61.84
B+                                  68        6,453,115        2.11      7.161       589         94,899    82.69      84.89
B                                   41        3,746,089        1.23      7.875       574         91,368    76.48      87.51
C+                                  25        2,039,438        0.67      8.387       573         81,578    75.96     100.00
NS                                   1           25,607        0.01      8.990       549         25,607    67.61     100.00
  SUB-TOTAL:                       434     $ 56,317,430       18.43%     6.879%      638     $  129,764    81.25%     53.83%

FIELDSTONE UNDERWRITING
A+                                  24     $  4,593,414        1.50%     7.086%      636     $  191,392    95.35%     78.75%
A                                  140       27,589,598        9.03      7.047       676        197,069    79.92      49.37
A-                                  11        1,361,348        0.45      7.908       560        123,759    82.31      72.03
B+                                   1           52,931        0.02      7.200       552         52,931    90.00     100.00
B                                    1          198,957        0.07      8.150       593        198,957    85.00     100.00
C                                    4          571,455        0.19      8.617       546        142,864    69.82     100.00
  SUB-TOTAL:                       181     $ 34,367,703       11.25%     7.119%      663     $  189,877    81.95%     55.41%
                                 -----     ------------      ------      -----       ---     ----------    -----      -----
TOTAL:                           1,915     $305,532,692      100.00%     6.881%      666     $  159,547    82.85%     47.78%
                                 -----     ------------      ------      -----       ---     ----------    -----      -----

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2004-HE1
                              MORTGAGE POOL COLLATERAL SUMMARY

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                            AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                                            PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                            NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL    FULL
RANGE OF GROSS MARGINS    MORTGAGE LOANS   OUTSTANDING      POOL        COUPON     SCORE    OUTSTANDING     LTV       DOC
--------------------      --------------   ------------   ----------   --------   --------  -----------  --------   -------
3.501% to 4.000%                   2       $    274,627       0.11%      5.104%      715    $   137,313    80.00%    100.00
4.001% to 4.500%                  25          6,187,094       2.52       4.937       714        247,484    79.58      63.45
4.501% to 5.000%                  94         23,714,677       9.66       5.444       693        252,284    79.65      49.24
5.001% to 5.500%                 215         50,922,644      20.74       6.005       666        236,850    81.70      61.93
5.501% to 6.000%                 247         54,775,156      22.31       6.446       668        221,762    80.43      47.52
6.001% to 6.500%                 236         50,361,695      20.52       6.811       662        213,397    82.13      38.11
6.501% to 7.000%                 194         34,872,688      14.21       7.038       662        179,756    81.39      25.02
7.001% to 7.500%                  79         11,592,162       4.72       7.559       637        146,736    84.45      45.55
7.501% to 8.000%                  80          7,082,375       2.89       7.707       605         88,530    82.34      73.19
8.001% to 8.500%                  40          3,793,061       1.55       7.790       599         94,827    80.33      70.91
8.501% to 9.000%                  15          1,231,518       0.50       8.284       568         82,101    79.55      97.31
9.001% to 9.500%                   4            328,653       0.13       8.135       590         82,163    77.93     100.00
9.501% to 10.000%                  1            130,788       0.05      10.740       544        130,788    75.00     100.00
11.501% to 12.000%                 1            202,928       0.08      12.490       525        202,928    69.63       0.00
                               -----       ------------     ------       -----       ---    -----------    -----      -----
TOTAL:                         1,233       $245,470,067     100.00%      6.506%      664    $   199,084    81.30%     47.33%
                               -----       ------------     ------       -----       ---    -----------    -----      -----

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 3.740% per annum to 11.990% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 6.022% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                              AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                                              PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE    PERCENT
RANGE OF MAXIMUM              NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL     FULL
 MORTGAGE RATES             MORTGAGE LOANS   OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING     LTV        DOC
----------------            --------------   ------------   ----------   --------   --------  -----------  --------    -------
11.000% or less                   28         $  5,908,091       2.41%       4.880%     717    $   211,003    79.54%      66.11%
11.001% to 11.500%                90           22,769,500       9.28        5.385      698        252,994    79.66       54.32
11.501% to 12.000%               211           51,592,677      21.02        5.848      673        244,515    79.79       61.17
12.001% to 12.500%               245           54,138,533      22.06        6.342      669        220,974    80.93       45.96
12.501% to 13.000%               318           63,592,324      25.91        6.836      658        199,976    81.57       34.61
13.001% to 13.500%               144           23,218,692       9.46        7.285      649        161,241    82.75       36.14
13.501% to 14.000%               121           15,784,775       6.43        7.787      630        130,453    84.96       45.24
14.001% to 14.500%                44            4,679,587       1.91        8.307      593        106,354    84.88       73.05
14.501% to 15.000%                25            2,796,327       1.14        8.781      602        111,853    88.23       63.58
15.001% to 15.500%                 2              349,883       0.14        9.331      576        174,941    88.09      100.00
15.501% to 16.000%                 3              305,962       0.12        9.727      650        101,987    91.19       78.85
16.501% to 17.000%                 1              130,788       0.05       10.740      544        130,788    75.00      100.00
18.001% to 18.500%                 1              202,928       0.08       12.490      525        202,928    69.63        0.00
                               -----         ------------     ------        -----      ---    -----------    -----       -----
TOTAL:                         1,233         $245,470,067     100.00%       6.506%     664    $   199,084    81.30%      47.33%
                               -----         ------------     ------        -----      ---    -----------    -----       -----

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.490% per annum to 18.490% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 12.502% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2004-HE1
                              MORTGAGE POOL COLLATERAL SUMMARY

NEXT ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                            AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                                            PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                            NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL     FULL
NEXT ADJUSTMENT DATE      MORTGAGE LOANS   OUTSTANDING      POOL        COUPON     SCORE    OUTSTANDING     LTV        DOC
--------------------      --------------   ------------   ----------   --------   --------  -----------  --------   -----------
December 2004                     1        $    298,082      0.12%       6.740%      638    $   298,082     75.00%      0.00%
August 2005                       1              33,183      0.01        8.900       563         33,183     75.00       0.00
September 2005                   43           4,278,103      1.74        7.346       630         99,491     78.95      52.24
October 2005                     44           5,782,272      2.36        7.021       638        131,415     83.49      69.61
November 2005                     9           1,189,232      0.48        6.725       665        132,137     80.18      45.20
December 2005                   295          41,002,436     16.70        6.832       640        138,991     81.37      49.72
January 2006                    234          56,710,165     23.10        6.776       679        242,351     81.05      17.79
February 2006                    24           5,968,191      2.43        6.889       671        248,675     86.43      45.00
March 2006                      244          54,963,476     22.39        6.298       665        225,260     81.73      60.92
April 2006                      202          48,292,723     19.67        5.988       668        239,073     80.75      58.55
September 2006                    8             953,880      0.39        7.246       640        119,235     79.24      83.38
October 2006                      4             421,222      0.17        7.064       631        105,305     80.70      19.24
November 2006                     1             188,391      0.08        7.250       610        188,391     80.00       0.00
December 2006                    46           5,286,947      2.15        7.051       650        114,934     79.67      42.61
January 2007                     15           3,470,474      1.41        6.750       671        231,365     78.75      26.62
March 2007                        8           1,640,865      0.67        6.340       697        205,108     84.03      59.27
April 2007                        6           1,346,508      0.55        5.989       691        224,418     83.43      55.18
October 2008                      3             910,608      0.37        6.847       699        303,536     86.72      21.78
December 2008                    10           2,332,852      0.95        6.613       664        233,285     84.03      41.05
January 2009                      5           1,695,922      0.69        6.304       718        339,184     79.81      53.87
February 2009                     1             307,718      0.13        6.250       738        307,718     80.00     100.00
March 2009                        8           2,122,358      0.86        6.176       659        265,295     75.64      73.28
April 2009                       21           6,274,459      2.56        5.725       667        298,784     81.58      75.71
                              -----        ------------    ------        -----       ---    -----------     -----      -----
TOTAL:                        1,233        $245,470,067    100.00%       6.506%      664    $   199,084     81.30%     47.33%
                              -----        ------------    ------        -----       ---    -----------     -----      -----

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2004-HE1
                              GROUP A COLLATERAL SUMMARY

Aggregate Outstanding Principal                               $185,410,669
Balance
Aggregate Original Principal Balance                          $186,051,660
Number of Mortgage Loans                                             1,307

                                    MINIMUM             MAXIMUM                    AVERAGE (1)
                                    -------             -------                    -----------
Original Principal Balance          $18,100             $333,600                     $142,350
Outstanding Principal Balance       $ 6,918             $332,800                     $141,860

                                    MINIMUM             MAXIMUM           WEIGHTED AVERAGE (2)
                                    -------             -------           --------------------
Original Term (mos)                   180                  360                       350
Stated remaining Term (mos)           170                  357                       345
Loan Age (mos)                          3                   11                         5
Current Interest Rate               4.600%              12.490%                    6.838%
Initial Interest Rate Cap           1.000%               3.000%                    2.975%
Periodic Rate Cap                   1.000%               2.000%                    1.004%
Gross Margin                        4.125%              11.990%                    6.077%
Maximum Mortgage Rate              10.500%              18.490%                   12.559%
Minimum Mortgage Rate               4.300%              11.990%                    6.483%
Months to Roll                          5                   57                        21
Original Loan-to-Value              20.00%              100.00%                    82.40%
Credit Score (3)                      525                  806                       665

                                                        EARLIEST                   LATEST
                                                        --------                   ------
Maturity Date                                           09/01/18                   04/01/34

LIEN POSITION                   PERCENT OF MORTGAGE POOL
-------------                   ------------------------
1st Lien                                 93.37%
2nd Lien                                  6.63

OCCUPANCY                       PERCENT OF MORTGAGE POOL
---------                       ------------------------
Primary                                 89.40%
Second Home                              0.39
Investment                              10.22

LOAN TYPE                       PERCENT OF MORTGAGE POOL
---------                       ------------------------
Fixed Rate                               17.17%
ARM                                      82.83

AMORTIZATION TYPE               PERCENT OF MORTGAGE POOL
-----------------               ------------------------
Fully Amortizing                         67.42%
Interest Only                            27.47
Balloon                                   5.11

YEAR OF ORIGINATION             PERCENT OF MORTGAGE POOL
-------------------             ------------------------
2003                                      47.50%
2004                                      52.50

LOAN PURPOSE                    PERCENT OF MORTGAGE POOL
------------                    ------------------------
Purchase                                 65.56%
Refinance - Rate/Term                     4.51
Refinance - Cashout                      29.93

PROPERTY TYPE                   PERCENT OF MORTGAGE POOL
-------------                   ------------------------
Single Family                           72.56%
Planned Unit Development                 4.77
Townhouse                                0.16
Condominium                             12.39
Two- to Four-Family                     10.06
Manufactured Housing                     0.05

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2004-HE1
                              GROUP A COLLATERAL SUMMARY

MORTGAGE RATES

                                                                                                                      PERCENT
                                            AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED      FULL
                                            PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE       OR
                            NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL   ALTRNATIVE
RANGE OF MORTGAGE RATES   MORTGAGE LOANS   OUTSTANDING      POOL        COUPON     SCORE    OUTSTANDING     LTV        DOC
-----------------------   --------------   ------------   ----------   --------   --------  -----------  --------   ----------
5.000% or less                    22       $  4,491,252       2.42%      4.870%      715    $   204,148     79.39%    64.14%
5.001% to 5.500%                  71         15,420,983       8.32       5.386       705        217,197     79.31     54.22
5.501% to 6.000%                 141         27,575,872      14.87       5.856       672        195,574     80.17     57.34
6.001% to 6.500%                 200         37,732,667      20.35       6.346       670        188,663     80.81     47.85
6.501% to 7.000%                 262         46,354,172      25.00       6.831       660        176,924     80.98     36.07
7.001% to 7.500%                 127         18,469,111       9.96       7.299       649        145,426     82.81     41.85
7.501% to 8.000%                 122         14,614,830       7.88       7.771       634        119,794     83.50     48.46
8.001% to 8.500%                  55          4,747,314       2.56       8.271       624         86,315     85.46     74.00
8.501% to 9.000%                  77          5,120,437       2.76       8.837       664         66,499     92.63     45.93
9.001% to 9.500%                  40          2,201,105       1.19       9.382       679         55,028     95.80     16.81
9.501% to 10.000%                 66          3,338,381       1.80       9.874       668         50,582     96.51     30.11
10.001% to 10.500%                38          1,682,621       0.91      10.328       660         44,279     99.35     41.00
10.501% to 11.000%                34          1,623,630       0.88      10.822       647         47,754     97.52     36.33
11.001% to 11.500%                24            935,087       0.50      11.402       636         38,962     99.74     71.55
11.501% to 12.000%                27            900,280       0.49      11.864       640         33,344     99.31     55.15
12.001% to 12.500%                 1            202,928       0.11      12.490       525        202,928     69.63      0.00
                               -----       ------------     ------       -----       ---    -----------     -----     -----
TOTAL:                         1,307       $185,410,669     100.00%      6.838%      665    $   141,860     82.40%    46.56%
                               -----       ------------     ------       -----       ---    -----------     -----     -----

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.60% per annum to 12.490% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 6.838% per annum.

REMAINING MONTHS TO STATED MATURITY



                                                                                                                         PERCENT
                                              AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED       FULL
                                              PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE        OR
       RANGE OF               NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL    ALTRNATIVE
REMAINING TERMS (MONTHS)    MORTGAGE LOANS   OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING     LTV          DOC
-----------------------     --------------   ------------   ----------   --------   --------  -----------  --------    ----------
169 to 180                         217       $  9,848,762        5.31%    10.004%       682   $    45,386     98.53%    23.68%
229 to 240                           5            314,599        0.17      8.833        635        62,920     83.23     73.17
349 to 360                       1,085        175,247,307       94.52      6.657        664       161,518     81.50     47.80
                                 -----       ------------      ------      -----        ---   -----------     -----     -----
TOTAL:                           1,307       $185,410,669      100.00%     6.838%       665   $   141,860     82.40%    46.56%
                                 -----       ------------      ------      -----        ---   -----------     -----     -----

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 170 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 345 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2004-HE1
                              GROUP A COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                              AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                                              PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE    PERCENT
RANGE OF ORIGINAL MORTGAGE    NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL     FULL
 LOAN PRINCIPAL BALANCES    MORTGAGE LOANS   OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING     LTV        DOC
--------------------------  --------------   ------------   ----------   --------   --------  -----------  --------    -------
$50,000 or less                    240       $  9,108,774        4.91%     9.521%      663    $    37,953    93.89%      40.92%
$50,001 to $100,000                285         20,109,257       10.85      7.918       649         70,559    86.89       56.76
$100,001 to $150,000               229         28,512,090       15.38      6.846       646        124,507    82.20       59.72
$150,001 to $200,000               200         35,470,968       19.13      6.557       661        177,355    81.54       53.40
$200,001 to $250,000               153         34,336,272       18.52      6.643       668        224,420    80.41       40.83
$250,001 to $300,000               129         35,549,800       19.17      6.374       680        275,580    80.88       36.61
$300,001 to $350,000                71         22,323,507       12.04      6.246       680        314,416    80.80       36.65
                                 -----       ------------      ------      -----       ---    -----------    -----       -----
TOTAL:                           1,307       $185,410,669      100.00%     6.838%      665    $   141,860    82.40%      46.56%
                                 -----       ------------      ------      -----       ---    -----------    -----       -----

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $6,918 to approximately $332,800 and the average outstanding principal balance of the Mortgage Loans was approximately $141,860

PRODUCT TYPES

                                                                                                                         PERCENT
                                                AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED      FULL
                                                PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE      OR
                                NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL   ALTRNATIVE
PRODUCT TYPES                 MORTGAGE LOANS   OUTSTANDING      POOL        COUPON     SCORE    OUTSTANDING     LTV        DOC
-------------                 --------------   ------------   ----------   --------   --------  -----------  --------   ----------
Balloon Loans                       187        $ 13,910,838      11.63%      9.742%      688    $    74,390     99.27%    32.36%
15 to 19 Year Fixed Loans             5             269,464       0.23       8.904       673         53,893     85.57     51.79
30 Year Fixed Loans                  85          14,056,285      11.75       7.651       661        165,368     85.57     67.61
2/28 LIBOR ARM                      287          79,803,473      66.72       6.443       663        278,061     80.84     46.58
3/27 LIBOR ARM                       20           3,627,365       3.03       6.817       677        181,368     82.09     44.03
5/25 LIBOR ARM                       22           7,947,826       6.64       5.895       671        361,265     80.30     78.47
5/25 Treasury ARM                     2             506,774       0.42       6.590       715        253,387     80.92    100.00
                                    ---        ------------      -----       -----       ---    -----------     -----     -----
TOTAL:                              606        $119,615,250      11.63%      6.949%      667    $   197,385     83.55%    49.45%
                                    ---        ------------      -----       -----       ---    -----------     -----     -----

ADJUSTMENT TYPE

                                                AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                                                PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE     FULL OR
                                NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL   ALTRNATIVE
ADJUSTMENT TYPE               MORTGAGE LOANS   OUTSTANDING      POOL        COUPON     SCORE    OUTSTANDING     LTV         DOC
---------------               --------------   ------------   ----------   --------   --------  -----------  --------   ----------
ARM                                   902      $153,584,630       82.83%     6.562%       663    $  170,271    81.58%     46.01%
Fixed Rate                            405        31,826,039       17.17      8.169        671        78,583    86.36      49.22
                                    -----      ------------      ------      -----        ---    ----------    -----      -----
TOTAL:                              1,307      $185,410,669      100.00%     6.838%       665    $  141,860    82.40%     46.56%
                                    -----      ------------      ------      -----        ---    ----------    -----      -----

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]          COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                              SERIES 2004-HE1
                              GROUP A COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                                                                                                                        PERCENT
                                              AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED       FULL
                                              PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE       OR
  RANGE OF ORIGINAL           NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL    ALTRNATIVE
LOAN-TO-VALUE RATIOS        MORTGAGE LOANS   OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING     LTV         DOC
--------------------        --------------   ------------   ----------   --------   --------  -----------  --------    ----------
50.00% or less                    10         $  1,022,371       0.55%      6.772%      612     $  102,237     38.47%     53.80%
50.01% to 55.00%                   9            1,125,310       0.61       7.356       606        125,034     53.25      47.50
55.01% to 60.00%                  10            1,817,548       0.98       6.377       658        181,755     56.95      44.72
60.01% to 65.00%                  12            1,520,871       0.82       6.527       624        126,739     62.57      55.39
65.01% to 70.00%                  36            5,719,285       3.08       7.126       616        158,869     68.85      52.23
70.01% to 75.00%                  65            9,318,073       5.03       6.839       630        143,355     73.98      45.72
75.01% to 80.00%                 595          110,776,328      59.75       6.415       678        186,179     79.85      36.42
80.01% to 85.00%                  84           11,116,142       6.00       6.912       631        132,335     84.38      72.86
85.01% to 90.00%                 100           13,948,751       7.52       6.886       644        139,488     89.78      68.14
90.01% to 95.00%                  59            7,370,356       3.98       7.157       654        124,921     94.62      91.10
95.01% to 100.00%                327           21,675,635      11.69       8.785       666         66,286     99.83      53.84
                               -----         ------------     ------       -----       ---     ----------     -----      -----
TOTAL:                         1,307         $185,410,669     100.00%      6.838%      665     $  141,860     82.40%     46.56%
                               -----         ------------     ------       -----       ---     ----------     -----      -----

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 20.00% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 6.63% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.61%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.85%.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]       COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2004-HE1
                           GROUP A COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                            AGGREGATE                         WEIGHTED      AVERAGE       WEIGHTED         PERCENT
                                            PRINCIPAL   PERCENT OF WEIGHTED   AVERAGE      PRINCIPAL      AVERAGE          FULL OR
                            NUMBER OF        BALANCE     MORTGAGE  AVERAGE     CREDIT       BALANCE       ORIGINAL       ALTERNATIVE
GEOGRAPHIC DISTRIBUTION   MORTGAGE LOANS   OUTSTANDING     POOL     COUPON     SCORE      OUTSTANDING       LTV              DOC
-----------------------   --------------   -----------     ----     ------     -----      -----------       ---              ---
Arizona                          17       $  2,134,457      1.15%   6.970%      676       $   125,556      83.59%           47.44%
Arkansas                          3            333,514      0.18    7.709       643           111,171      87.14            74.37
California                      611        105,374,571     56.83    6.680       679           172,462      81.68            35.19
Colorado                         22          3,446,059      1.86    6.831       654           156,639      82.48            53.58
Connecticut                       1            125,038      0.07    8.800       685           125,038      95.00           100.00
Delaware                          1            141,543      0.08    6.275       605           141,543      75.00           100.00
Florida                          18          1,872,651      1.01    7.647       646           104,036      83.02            48.12
Georgia                          46          4,724,476      2.55    7.310       644           102,706      85.65            49.98
Idaho                             2            270,614      0.15    5.585       688           135,307      80.87            75.75
Illinois                         20          3,131,299      1.69    7.006       645           156,565      81.15            63.88
Indiana                          18          1,114,359      0.60    7.535       633            61,909      84.02            51.31
Iowa                              3            294,285      0.16    7.272       697            98,095      96.65            83.25
Kansas                           16          1,477,841      0.80    7.338       624            92,365      93.97            90.73
Kentucky                         12            963,359      0.52    8.095       597            80,280      79.85            71.66
Louisiana                         3            272,657      0.15    8.154       667            90,886      76.95            27.22
Maryland                          4            541,831      0.29    7.094       649           135,458      83.11           100.00
Massachusetts                     6          1,375,736      0.74    7.429       684           229,289      78.78            42.18
Michigan                         39          4,024,640      2.17    7.553       639           103,196      83.86            48.68
Minnesota                         4          1,036,125      0.56    7.115       687           259,031      77.08             0.00
Mississippi                       4            333,914      0.18    7.569       707            83,478      80.93            67.54
Missouri                         16          1,457,058      0.79    7.490       625            91,066      82.55            78.56
Nebraska                          2            316,666      0.17    7.390       614           158,333      85.00             0.00
Nevada                           13          2,211,809      1.19    6.552       669           170,139      80.55            52.82
New Jersey                        2            450,118      0.24    7.062       612           225,059      76.59            51.39
New Mexico                        3            600,575      0.32    6.766       588           200,192      93.75           100.00
North Carolina                   22          2,097,017      1.13    7.173       624            95,319      86.45            80.64
Ohio                             38          3,512,860      1.89    6.923       613            92,444      84.04            83.96
Oklahoma                          6            584,174      0.32    6.900       619            97,362      84.26            80.30
Oregon                           67          6,668,044      3.60    6.952       660            99,523      84.17            49.41
Pennsylvania                     38          3,438,417      1.85    7.066       605            90,485      83.18            71.48
Rhode Island                      4            874,180      0.47    7.343       701           218,545      80.00            44.67
South Carolina                    9            800,838      0.43    7.478       588            88,982      90.32           100.00
Tennessee                        11          1,146,619      0.62    8.008       621           104,238      82.59            78.36
Texas                            53          5,879,037      3.17    6.964       646           110,925      79.29            53.85
Utah                             17          2,633,540      1.42    6.788       663           154,914      84.37            46.55
Virginia                         10          1,116,472      0.60    7.154       588           111,647      78.34            66.81
Washington                      135         17,637,790      9.51    6.692       654           130,650      84.23            67.68
West Virginia                     7            362,767      0.20    7.655       604            51,824      75.52           100.00
Wisconsin                         2            224,093      0.12    9.179       567           112,047      74.20           100.00
Wyoming                           2            409,627      0.22    6.250       755           204,814      80.00           100.00
                              -----       ------------    ------    -----       ---       -----------      -----           ------
TOTAL:                        1,307       $185,410,669    100.00%   6.838%      665       $   141,860      82.40%           46.56%
                              -----       ------------    ------    -----       ---       -----------      -----           ------

No more than approximately 1.66% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

LOAN PURPOSE

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]       COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2004-HE1
                           GROUP A COLLATERAL SUMMARY

                                            AGGREGATE                         WEIGHTED      AVERAGE       WEIGHTED         PERCENT
                                            PRINCIPAL   PERCENT OF WEIGHTED   AVERAGE      PRINCIPAL      AVERAGE          FULL OR
                            NUMBER OF        BALANCE     MORTGAGE  AVERAGE     CREDIT       BALANCE       ORIGINAL       ALTERNATIVE
LOAN PURPOSE              MORTGAGE LOANS   OUTSTANDING     POOL     COUPON     SCORE      OUTSTANDING       LTV              DOC
------------              --------------   -----------     ----     ------     -----      -----------       ---              ---
Purchase                        839       $121,553,841     65.56%   6.826%      681       $   144,879      83.21%           36.68%
Refinance - Cashout             413         55,498,177     29.93    6.871       632           134,378      80.48            65.61
Refinance - Rate Term            55          8,358,650      4.51    6.791       642           151,975      83.46            63.73
                              -----       ------------    ------    -----       ---       -----------      -----           ------
TOTAL:                        1,307       $185,410,669    100.00%   6.838%      665       $   141,860      82.40%           46.56%
                              -----       ------------    ------    -----       ---       -----------      -----           ------

PROPERTY TYPE

                                            AGGREGATE                         WEIGHTED      AVERAGE       WEIGHTED         PERCENT
                                            PRINCIPAL   PERCENT OF WEIGHTED   AVERAGE      PRINCIPAL      AVERAGE          FULL OR
                            NUMBER OF        BALANCE     MORTGAGE  AVERAGE     CREDIT       BALANCE       ORIGINAL       ALTERNATIVE
PROPERTY TYPE             MORTGAGE LOANS   OUTSTANDING     POOL     COUPON     SCORE      OUTSTANDING       LTV              DOC
-------------             --------------   -----------     ----     ------     -----      -----------       ---              ---
Single Family                   965       $134,538,799     72.56%   6.811%      660       $   139,418      82.58%           47.34%
Planned Unit Development         61          8,852,989      4.77    6.646       662           145,131      83.60            62.22
Townhouse                         2            297,447      0.16    7.881       699           148,724      87.80            57.34
Condominium                     169         22,971,378     12.39    6.931       676           135,925      83.25            40.09
Two- to Four-Family             109         18,650,055     10.06    7.001       685           171,101      79.59            40.98
Manufactured Housing              1            100,000      0.05    6.125       778           100,000      51.28           100.00
                              -----       ------------    ------    -----       ---       -----------      -----           ------
TOTAL:                        1,307       $185,410,669    100.00%   6.838%      665       $   141,860      82.40%           46.56%
                              -----       ------------    ------    -----       ---       -----------      -----           ------

DOCUMENTATION

                                            AGGREGATE                         WEIGHTED      AVERAGE       WEIGHTED         PERCENT
                                            PRINCIPAL   PERCENT OF WEIGHTED   AVERAGE      PRINCIPAL      AVERAGE          FULL OR
                            NUMBER OF        BALANCE     MORTGAGE  AVERAGE     CREDIT       BALANCE       ORIGINAL       ALTERNATIVE
OAKMONT UNDERWRITING      MORTGAGE LOANS   OUTSTANDING     POOL     COUPON     SCORE      OUTSTANDING       LTV              DOC
--------------------      --------------   -----------     ----     ------     -----      -----------       ---              ---
Stated Documentation            313       $ 45,608,170     24.60%   7.220%      686       $   145,713      82.10%            0.00%
Full Documentation              302         45,402,280     24.49    6.570       653           150,339      83.85           100.00
NIV Documentation               162         23,957,410     12.92    6.321       703           147,885      81.18             0.00
Full-Bank Statements             25          4,871,992      2.63    6.357       644           194,880      82.65           100.00
Alternative Documentation        17          2,670,211      1.44    6.691       656           157,071      82.39             0.00
LIV Documentation                13          2,321,009      1.25    6.189       656           178,539      85.22             0.00
SUB-TOTAL:                      832       $124,831,072     67.33%   6.747%      675       $   150,037      82.65%           40.27%

CIT UNDERWRITING

Full Documentation              228       $ 24,163,808     13.03%   6.906%      621       $   105,982      84.12%          100.00%
No Income Verification          112         14,590,434      7.87    6.985       649           130,272      78.97             0.00
24 Month Bank Statements          1             70,103      0.04    6.850       612            70,103      85.00             0.00
SUB-TOTAL:                      341       $ 38,824,345     20.94%   6.936%      631       $   113,854      82.19%           62.24%

FIELDSTONE UNDERWRITING

Full Documentation               81       $ 11,887,477      6.41%   7.115%      658       $   146,759      82.92%          100.00%
Stated Documentation             41          7,470,979      4.03    7.417       690           182,219      77.04             0.00
24 Month Bank Statements          7          1,483,001      0.80    6.836       642           211,857      88.98             0.00
12 Month Bank Statements          3            462,698      0.25    7.141       671           154,233      88.47             0.00
Limited Documentation             2            451,097      0.24    6.418       654           225,549      80.00             0.00
SUB-TOTAL:                      134       $ 21,755,251     11.73%   7.186%      668       $   162,353      81.37%           54.64%
                              -----       ------------    ------    -----       ---       -----------      -----           ------
TOTAL:                        1,307       $185,410,669    100.00%   6.838%      665       $   141,860      82.40%           46.56%
                              -----       ------------    ------    -----       ---       -----------      -----           ------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]       COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2004-HE1
                           GROUP A COLLATERAL SUMMARY

OCCUPANCY

                                            AGGREGATE                         WEIGHTED      AVERAGE       WEIGHTED         PERCENT
                                            PRINCIPAL   PERCENT OF WEIGHTED   AVERAGE      PRINCIPAL      AVERAGE          FULL OR
                            NUMBER OF        BALANCE     MORTGAGE  AVERAGE     CREDIT       BALANCE       ORIGINAL       ALTERNATIVE
OCCUPANCY                 MORTGAGE LOANS   OUTSTANDING     POOL     COUPON     SCORE      OUTSTANDING       LTV              DOC
---------                 --------------   -----------     ----     ------     -----      -----------       ---              ---
Primary                       1,159       $165,750,939     89.40%   6.802%      663       $   143,012      82.79%           47.56%
Investment                      144         18,939,852     10.22    7.144       676           131,527      78.99            37.31
Second Home                       4            719,878      0.39    7.003       677           179,969      83.06            59.99
                              -----       ------------    ------    -----       ---       -----------      -----            -----
TOTAL:                        1,307       $185,410,669    100.00%   6.838%      665       $   141,860      82.40%           46.56%
                              -----       ------------    ------    -----       ---       -----------      -----            -----

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                            AGGREGATE                         WEIGHTED      AVERAGE       WEIGHTED         PERCENT
                                            PRINCIPAL   PERCENT OF WEIGHTED   AVERAGE      PRINCIPAL      AVERAGE          FULL OR
MORTGAGE LOAN AGE           NUMBER OF        BALANCE     MORTGAGE  AVERAGE     CREDIT       BALANCE       ORIGINAL       ALTERNATIVE
    (MONTHS)              MORTGAGE LOANS   OUTSTANDING     POOL     COUPON     SCORE      OUTSTANDING       LTV              DOC
-----------------         --------------   -----------     ----     ------     -----      -----------       ---              ---
3                               250       $ 36,100,192     19.47%   6.406%      669       $   144,401      82.31%           50.58%
4                               348         53,489,702     28.85    6.714       668           153,706      81.94            59.52
5                                33          5,766,214      3.11    7.054       679           174,734      85.56            53.57
6                               285         45,472,691     24.53    7.118       682           159,553      82.39            17.31
7                               292         33,864,556     18.26    6.959       638           115,975      82.50            55.18
8                                14          1,373,448      0.74    7.113       671            98,103      84.34            45.42
9                                39          5,147,427      2.78    7.258       637           131,985      85.39            65.57
10                               45          4,163,256      2.25    7.217       631            92,517      79.85            62.07
11                                1             33,183      0.02    8.900       563            33,183      75.00             0.00
                              -----       ------------    ------    -----       ---       -----------      -----            -----
TOTAL:                        1,307       $185,410,669    100.00%   6.838%      665       $   141,860      82.40%           46.56%
                              -----       ------------    ------    -----       ---       -----------      -----            -----

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                            AGGREGATE                         WEIGHTED      AVERAGE       WEIGHTED         PERCENT
                                            PRINCIPAL   PERCENT OF WEIGHTED   AVERAGE      PRINCIPAL      AVERAGE          FULL OR
ORIGINAL PREPAYMENT         NUMBER OF        BALANCE     MORTGAGE  AVERAGE     CREDIT       BALANCE       ORIGINAL       ALTERNATIVE
   PENALTY TERM           MORTGAGE LOANS   OUTSTANDING     POOL     COUPON     SCORE      OUTSTANDING       LTV              DOC
-------------------       --------------   -----------     ----     ------     -----      -----------       ---              ---
None                            211       $ 20,733,335     11.18%   7.425%      644       $    98,262      83.85%           56.26%
6 Months                         17          1,543,455      0.83    7.291       626            90,791      93.17            86.87
12 Months                        49          8,758,239      4.72    6.746       676           178,740      82.16            37.57
24 Months                       775        118,280,595     63.79    6.721       671           152,620      82.70            41.68
30 Months                         1            274,216      0.15    7.350       609           274,216      95.00           100.00
36 Months                       254         35,820,829     19.32    6.883       657           141,027      80.07            57.10
                              -----       ------------    ------    -----       ---       -----------      -----           ------
TOTAL:                        1,307       $185,410,669    100.00%   6.838%      665       $   141,860      82.40%           46.56%
                              -----       ------------    ------    -----       ---       -----------      -----           ------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]       COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2004-HE1
                           GROUP A COLLATERAL SUMMARY

CREDIT SCORES

                                            AGGREGATE                         WEIGHTED      AVERAGE       WEIGHTED         PERCENT
                                            PRINCIPAL   PERCENT OF WEIGHTED   AVERAGE      PRINCIPAL      AVERAGE          FULL OR
                            NUMBER OF        BALANCE     MORTGAGE  AVERAGE     CREDIT       BALANCE       ORIGINAL       ALTERNATIVE
RANGE OF CREDIT SCORES    MORTGAGE LOANS   OUTSTANDING     POOL     COUPON     SCORE      OUTSTANDING       LTV              DOC
----------------------    --------------   -----------     ----     ------     -----      -----------       ---              ---
525 to 525                       1        $    202,928     0.11%   12.490%      525       $  202,928       69.63%            0.00%
526 to 550                      30           3,157,552     1.70     7.931       542          105,252       70.18            93.94
551 to 575                      62           6,394,396     3.45     7.336       565          103,135       78.65            90.82
576 to 600                      93          11,790,140     6.36     7.178       589          126,776       80.85            74.56
601 to 625                     171          23,280,784    12.56     7.042       613          136,145       82.99            76.76
626 to 650                     209          29,495,097    15.91     6.904       641          141,125       84.09            56.05
651 to 675                     232          34,071,231    18.38     6.870       663          146,859       83.32            37.76
676 to 700                     212          31,485,552    16.98     6.720       687          148,517       82.71            25.22
701 to 725                     137          19,759,993    10.66     6.541       713          144,234       82.31            19.97
726 to 750                      74          12,522,638     6.75     6.560       736          169,225       81.55            35.95
751 to 775                      66           9,758,951     5.26     6.408       762          147,863       83.16            37.33
776 to 800                      19           3,327,915     1.79     6.155       788          175,153       77.45            39.03
801 to 806                       1             163,491     0.09     6.850       806          163,491       85.00           100.00

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 525 to 806 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 665.

CREDIT GRADE

                                            AGGREGATE                         WEIGHTED      AVERAGE       WEIGHTED         PERCENT
                                            PRINCIPAL   PERCENT OF WEIGHTED   AVERAGE      PRINCIPAL      AVERAGE          FULL OR
                            NUMBER OF        BALANCE     MORTGAGE  AVERAGE     CREDIT       BALANCE       ORIGINAL       ALTERNATIVE
OAKMONT UNDERWRITING      MORTGAGE LOANS   OUTSTANDING     POOL     COUPON     SCORE      OUTSTANDING       LTV              DOC
--------------------      --------------   -----------     ----     ------     -----      -----------       ---              ---
N/A                             832       $124,831,072     67.33%   6.747%      675       $   150,037      82.65%           40.27%
                              -----       ------------     -----    -----       ---       -----------      -----           ------
   SUB-TOTAL:                   832       $124,831,072     67.33%   6.747%      675       $   150,037      82.65%           40.27%
                              -----       ------------     -----    -----       ---       -----------      -----           ------

CIT UNDERWRITING

2A                              123       $ 15,679,272      8.46%   6.552%      671       $   127,474      82.73%           37.79%
1A                                1             88,672      0.05    8.520       647            88,672     100.00           100.00
A                               108         13,352,376      7.20    6.870       621           123,633      83.47            72.34
B+                               52          4,895,147      2.64    7.174       587            94,137      82.93            84.77
B                                35          3,145,613      1.70    7.977       574            89,875      75.91            85.13
C+                               22          1,663,265      0.90    8.332       578            75,603      75.54           100.00
                              -----       ------------     -----    -----       ---       -----------      -----           ------
SUB-TOTAL:                      341       $ 38,824,345     20.94%   6.936%      631       $   113,854      82.19%           62.24%
                              -----       ------------     -----    -----       ---       -----------      -----           ------

FIELDSTONE UNDERWRITING

A+                               16       $  2,464,929      1.33%   7.149%      643       $   154,058      99.05%           76.17%
A                               103         17,574,500      9.48    7.087       682           170,626      79.36            49.36
A-                                9            892,479      0.48    8.109       557            99,164      78.32            57.34
B+                                1             52,931      0.03    7.200       552            52,931      90.00           100.00
B                                 1            198,957      0.11    8.150       593           198,957      85.00           100.00
C                                 4            571,455      0.31    8.617       546           142,864      69.82           100.00
                              -----       ------------     -----    -----       ---       -----------      -----           ------
SUB-TOTAL:                      134       $ 21,755,251     11.73%   7.186%      668       $   162,353      81.37%           54.64%

TOTAL:                        1,307       $185,410,669    100.00%   6.838%      665       $   141,860      82.40%           46.56%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]       COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2004-HE1
                           GROUP A COLLATERAL SUMMARY

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                            AGGREGATE                         WEIGHTED      AVERAGE       WEIGHTED         PERCENT
                                            PRINCIPAL   PERCENT OF WEIGHTED   AVERAGE      PRINCIPAL      AVERAGE          FULL OR
                            NUMBER OF        BALANCE     MORTGAGE  AVERAGE     CREDIT       BALANCE       ORIGINAL       ALTERNATIVE
RANGE OF GROSS MARGINS    MORTGAGE LOANS   OUTSTANDING     POOL     COUPON     SCORE      OUTSTANDING       LTV              DOC
----------------------    --------------   -----------     ----     ------     -----      -----------       ---              ---
4.001% to 4.500%                20        $  4,362,085      2.84%   4.883%      715       $   218,104      79.41%           63.08%
4.501% to 5.000%                69          14,789,328      9.63    5.421       701           214,338      79.33            46.94
5.001% to 5.500%               144          28,295,772     18.42    6.033       666           196,498      83.02            54.68
5.501% to 6.000%               181          32,736,360     21.31    6.500       668           180,864      80.94            48.18
6.001% to 6.500%               163          30,392,649     19.79    6.815       661           186,458      81.63            36.69
6.501% to 7.000%               152          25,457,089     16.58    7.037       661           167,481      81.47            26.83
7.001% to 7.500%                64           8,629,443      5.62    7.575       635           134,835      84.06            51.09
7.501% to 8.000%                64           5,183,300      3.37    7.743       603            80,989      81.68            77.24
8.001% to 8.500%                28           2,274,496      1.48    7.884       597            81,232      84.56            92.37
8.501% to 9.000%                11             801,739      0.52    8.197       577            72,885      82.20            95.86
9.001% to 9.500%                 4             328,653      0.21    8.135       590            82,163      77.93           100.00
9.501% to 10.000%                1             130,788      0.09   10.740       544           130,788      75.00           100.00
11.501% to 12.000%               1             202,928      0.13   12.490       525           202,928      69.63             0.00
                               ---        ------------    ------    -----       ---       -----------      -----           ------
TOTAL:                         902        $153,584,630    100.00%   6.562%      663       $   170,271      81.58%           46.01%
                               ---        ------------    ------    -----       ---       -----------      -----           ------

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.125% per annum to 11.990% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 6.077% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                            AGGREGATE                         WEIGHTED      AVERAGE       WEIGHTED         PERCENT
                                            PRINCIPAL   PERCENT OF WEIGHTED   AVERAGE      PRINCIPAL      AVERAGE          FULL OR
RANGE OF MAXIMUM            NUMBER OF        BALANCE     MORTGAGE  AVERAGE     CREDIT       BALANCE       ORIGINAL       ALTERNATIVE
 MORTGAGE RATES           MORTGAGE LOANS   OUTSTANDING     POOL     COUPON     SCORE      OUTSTANDING       LTV              DOC
----------------          --------------   -----------     ----     ------     -----      -----------       ---              ---
11.000% or less                 23        $  4,594,561      2.99%   4.884%      713       $   199,764      79.41%           64.95%
11.001% to 11.500%              68          14,980,089      9.75    5.391       704           220,295      79.82            52.92
11.501% to 12.000%             135          26,034,292     16.95    5.849       671           192,847      80.55            54.99
12.001% to 12.500%             174          32,376,000     21.08    6.350       668           186,069      81.75            46.96
12.501% to 13.000%             232          41,447,287     26.99    6.832       660           178,652      80.93            31.78
13.001% to 13.500%             109          15,849,151     10.32    7.296       645           145,405      83.30            41.32
13.501% to 14.000%             102          12,239,414      7.97    7.765       631           119,994      84.21            48.67
14.001% to 14.500%              34           3,230,722      2.10    8.291       598            95,021      83.50            75.80
14.501% to 15.000%              19           1,961,473      1.28    8.738       614           103,235      90.05            76.41
15.001% to 15.500%               1             231,962      0.15    9.250       596           231,962      94.98           100.00
15.501% to 16.000%               3             305,962      0.20    9.727       650           101,987      91.19            78.85
16.501% to 17.000%               1             130,788      0.09   10.740       544           130,788      75.00           100.00
18.001% to 18.500%               1             202,928      0.13   12.490       525           202,928      69.63             0.00
                               ---        ------------    ------    -----       ---       -----------      -----           ------
TOTAL:                         902        $153,584,630    100.00%   6.562%      663       $   170,271      81.58%           46.01%
                               ---        ------------    ------    -----       ---       -----------      -----           ------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.500% per annum to 18.490% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 18.559% per annum.

---------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]       COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2004-HE1
                           GROUP A COLLATERAL SUMMARY

NEXT ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                            AGGREGATE                         WEIGHTED      AVERAGE       WEIGHTED         PERCENT
                                            PRINCIPAL   PERCENT OF WEIGHTED   AVERAGE      PRINCIPAL      AVERAGE          FULL OR
                            NUMBER OF        BALANCE     MORTGAGE  AVERAGE     CREDIT       BALANCE       ORIGINAL       ALTERNATIVE
NEXT ADJUSTMENT DATE      MORTGAGE LOANS   OUTSTANDING     POOL     COUPON     SCORE      OUTSTANDING       LTV              DOC
--------------------      --------------   -----------     ----     ------     -----      -----------       ---              ---
December 2004                    1        $    298,082      0.19%   6.740%      638       $   298,082      75.00%            0.00%
August 2005                      1              33,183      0.02    8.900       563            33,183      75.00             0.00
September 2005                  37           3,269,790      2.13    7.247       623            88,373      79.49            58.32
October 2005                    32           4,303,547      2.80    7.195       637           134,486      84.81            70.56
November 2005                    7             821,556      0.53    6.251       673           117,365      81.76            65.42
December 2005                  230          27,291,364     17.77    6.871       634           118,658      82.56            60.63
January 2006                   170          37,106,076     24.16    6.792       683           218,271      80.72            16.27
February 2006                   16           3,064,025      2.00    7.088       673           191,502      91.25            50.45
March 2006                     180          35,390,856     23.04    6.329       668           196,616      81.76            59.89
April 2006                     136          27,135,911     17.67    5.959       668           199,529      80.77            50.64
September 2006                   7             835,960      0.54    6.929       655           119,423      79.90            81.04
October 2006                     3             271,731      0.18    6.961       611            90,577      82.78            29.82
November 2006                    1             188,391      0.12    7.250       610           188,391      80.00             0.00
December 2006                   37           4,326,492      2.82    7.004       653           116,932      78.99            41.06
January 2007                    12           2,657,729      1.73    6.645       672           221,477      78.37            34.76
March 2007                       5             836,238      0.54    6.380       682           167,248      86.18            35.52
April 2007                       3             564,382      0.37    5.934       647           188,127      79.99            73.59
October 2008                     2             446,812      0.29    7.601       629           223,406      88.51            44.39
December 2008                    7           1,245,023      0.81    6.926       646           177,860      85.44            20.45
January 2009                     2             495,200      0.32    6.407       711           247,600      80.00             0.00
February 2009                    1             307,718      0.20    6.250       738           307,718      80.00           100.00
March 2009                       4           1,068,082      0.70    6.319       681           267,020      83.62            46.91
April 2009                       8           1,626,483      1.06    5.686       690           203,310      79.09            41.67
                               ---        ------------    ------    -----       ---       -----------      -----           ------
TOTAL:                         902        $153,584,630    100.00%   6.562%      663       $   170,271      81.58%           46.01%
                               ---        ------------    ------    -----       ---       -----------      -----           ------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE1

                         GROUP A ASSUMED MORTGAGE POOLS
                        GROUP A FIXED RATE MORTGAGE LOANS

                                                                                                                          ORIGINAL
                                                                 ORIGINAL      REMAINING      ORIGINAL       REMAINING    MONTHS TO
                                 NET     ORIGINAL  REMAINING   AMORTIZATION   AMORTIZATION  INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
                     MORTGAGE  MORTGAGE    TERM      TERM          TERM          TERM           TERM           TERM        PENALTY
CURRENT BALANCE ($)  RATE(%)   RATE(%)   (MONTHS)  (MONTHS)      (MONTHS)      (MONTHS)       (MONTHS)       (MONTHS)     EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------
    65,890.80          8.990     8.490      180        177          360           357              0              0           24
    47,419.71          7.600     7.100      180        176          180           176              0              0            0
   172,607.74          8.840     8.340      180        176          180           176              0              0           24
    41,926.21          8.500     8.000      180        176          180           176              0              0           36
   125,167.13          8.300     7.800      240        236          240           236              0              0           36
 1,881,968.09          7.132     6.632      360        356          360           356              0              0            0
   325,908.07          7.760     7.260      360        356          360           356              0              0            6
   137,107.75          6.600     6.100      360        356          360           356              0              0           12
   454,554.59          7.215     6.715      360        355          360           355              0              0           24
12,428,733.27          6.926     6.426      360        356          360           356              0              0           36
 1,594,441.80          7.496     6.996      360        356          300           300             60             56            0
   133,757.80          8.400     7.900      360        356          300           300             60             56           24
   844,284.30          6.492     5.992      360        356          300           300             60             56           36
   100,000.00          6.125     5.625      360        356          240           240            120            116           24
 1,173,220.17          6.344     5.844      360        356          240           240            120            116           36
 1,316,797.08         10.831    10.331      180        175          360           355              0              0            0
   377,448.36          9.995     9.495      180        175          360           355              0              0           12
 7,350,329.22          9.822     9.322      180        175          360           355              0              0           24
   370,296.72         11.376    10.876      180        174          360           354              0              0           36
   106,046.52         11.750    11.250      180        174          180           174              0              0            0
   128,341.37          9.868     9.368      240        235          240           235              0              0           24
   427,525.15          9.622     9.122      360        357          360           357              0              0            0
   124,212.87         10.187     9.687      360        357          360           357              0              0           12
 1,968,750.21         10.002     9.502      360        356          360           356              0              0           24
   129,303.61          9.688     9.188      360        357          360           357              0              0           36

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE1

                     GROUP A ADJUSTABLE RATE MORTGAGE LOANS

                                                                     ORIGINAL      REMAINING                 INITIAL
                                     NET    ORIGINAL   REMAINING  INTEREST-ONLY  INTEREST-ONLY                RATE
                      MORTGAGE    MORTGAGE    TERM       TERM          TERM           TERM         GROSS     CHANGE
CURRENT BALANCE ($)    RATE(%)     RATE(%)  (MONTHS)   (MONTHS)      (MONTHS)       (MONTHS)     MARGIN(%)   CAP(%)
---------------------------------------------------------------------------------------------------------------------
12,604,296.47           7.101       6.601      360        353            0              0          6.389      2.988
   862,543.48           7.324       6.824      360        355            0              0          5.872      3.000
 4,778,520.18           6.544       6.044      360        356            0              0          5.835      3.000
68,015,764.19           6.453       5.953      360        355            0              0          5.971      2.994
   274,216.39           7.350       6.850      360        353            0              0          7.250      3.000
 9,045,203.65           7.154       6.654      359        352            0              0          6.964      2.779
   111,976.00           7.000       6.500      360        354           24             18          5.750      3.000
 1,066,899.69           7.073       6.573      360        354           24             18          6.678      3.000
21,035,313.45           6.676       6.176      360        354           24             18          6.398      3.000
   489,916.62           6.460       5.960      360        354           24             18          5.854      3.000
   596,468.25           6.734       6.234      360        356           60             56          6.169      3.000
   218,000.00           6.650       6.150      360        356           60             56          6.250      3.000
 1,292,090.42           5.978       5.478      360        356           60             56          5.478      3.000
18,003,180.97           6.077       5.577      360        356           60             56          5.464      3.000
   320,000.00           5.625       5.125      360        357           60             57          5.125      3.000
 1,512,311.28           6.935       6.435      360        352            0              0          6.416      2.895
   137,003.43           6.990       6.490      360        356            0              0          5.500      3.000
   666,464.65           6.879       6.379      360        353            0              0          6.533      2.857
 5,394,105.24           6.856       6.356      360        353            0              0          6.510      2.983
   185,640.08           7.375       6.875      360        353           36             29          7.125      3.000
 1,043,597.97           6.230       5.730      360        354           36             30          6.007      3.000
   224,800.00           7.600       7.100      360        356           60             56          6.250      3.000
   517,000.00           6.004       5.504      360        356           60             56          5.504      3.000
   258,881.92           7.900       7.400      360        356            0              0          6.000      2.000
   307,717.73           6.250       5.750      360        355            0              0          5.500      2.000
   534,084.44           7.100       6.600      360        353            0              0          6.210      3.000
   275,077.41           4.875       4.375      360        357            0              0          4.375      3.000
 1,831,356.15           6.637       6.137      360        354            0              0          5.962      2.775
   223,200.00           6.750       6.250      360        354           60             54          6.500      3.000
 1,759,000.00           5.884       5.384      360        356           60             56          5.442      3.000

                                                                      NUMBER OF
                                                                        MONTHS                             ORIGINAL
                                                                      UNTIL NEXT                          MONTHS TO
                                                      RATE CHANGE        RATE                             PREPAYMENT
                     PERIODIC     MAXIMUM   MINIMUM    FREQUENCY      ADJUSTMENT                           PENALTY
CURRENT BALANCE ($)   CAP(%)      RATE(%)   RATE(%)     (MONTHS)         DATE             INDEX           EXPIRATION
--------------------------------------------------------------------------------------------------------------------
12,604,296.47          1.000       13.086    6.892          6             17           6 Month LIBOR           0
   862,543.48          1.000       13.324    7.200          6             19           6 Month LIBOR           6
 4,778,520.18          1.000       12.535    6.535          6             20           6 Month LIBOR          12
68,015,764.19          1.000       12.450    6.364          6             19           6 Month LIBOR          24
   274,216.39          1.000       13.350    7.250          6             17           6 Month LIBOR          30
 9,045,203.65          1.000       13.146    7.143          6             17           6 Month LIBOR          36
   111,976.00          1.000       13.000    7.000          6             18           6 Month LIBOR           0
 1,066,899.69          1.000       13.073    7.073          6             18           6 Month LIBOR          12
21,035,313.45          1.000       12.676    6.676          6             18           6 Month LIBOR          24
   489,916.62          1.000       12.460    6.460          6             18           6 Month LIBOR          36
   596,468.25          1.000       12.734    6.734          6             20           6 Month LIBOR           0
   218,000.00          1.000       12.650    6.650          6             20           6 Month LIBOR           6
 1,292,090.42          1.000       11.978    5.978          6             20           6 Month LIBOR          12
18,003,180.97          1.000       12.077    6.077          6             20           6 Month LIBOR          24
   320,000.00          1.000       11.625    5.625          6             21           6 Month LIBOR          36
 1,512,311.28          1.000       12.934    6.416          6             28           6 Month LIBOR           0
   137,003.43          1.000       12.990    6.990          6             32           6 Month LIBOR           6
   666,464.65          1.000       12.879    6.616          6             29           6 Month LIBOR          24
 5,394,105.24          1.000       12.856    6.693          6             29           6 Month LIBOR          36
   185,640.08          1.000       13.375    7.375          6             29           6 Month LIBOR          24
 1,043,597.97          1.000       12.230    6.230          6             30           6 Month LIBOR          36
   224,800.00          1.000       13.600    7.600          6             32           6 Month LIBOR          12
   517,000.00          1.000       12.004    6.004          6             32           6 Month LIBOR          36
   258,881.92          2.000       13.900    7.900         12             56           1 Year Treasury        12
   307,717.73          2.000       12.250    6.250         12             55           1 Year Treasury        36
   534,084.44          1.000       13.100    6.210          6             53           6 Month LIBOR           0
   275,077.41          1.000       10.875    4.875          6             57           6 Month LIBOR          12
 1,831,356.15          1.000       12.650    6.146          6             54           6 Month LIBOR          36
   223,200.00          1.000       12.750    6.750          6             54           6 Month LIBOR          12
 1,759,000.00          1.000       11.884    5.884          6             56           6 Month LIBOR          36

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE1

                         GROUP B ASSUMED MORTGAGE POOLS

                        GROUP B FIXED RATE MORTGAGE LOAN

                                                                                                                         ORIGINAL
                                                                ORIGINAL     REMAINING      ORIGINAL      REMAINING     MONTHS TO
                                 NET     ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION  INTEREST-ONLY INTEREST-ONLY   PREPAYMENT
                     MORTGAGE  MORTGAGE    TERM      TERM         TERM          TERM          TERM           TERM        PENALTY
CURRENT BALANCE ($)  RATE(%)   RATE(%)   (MONTHS)  (MONTHS)     (MONTHS)      (MONTHS)      (MONTHS)       (MONTHS)     EXPIRATION
----------------------------------------------------------------------------------------------------------------------------------
    94,927.23          8.500     8.000      180       176          180           176            0              0             0
    44,622.09          6.950     6.450      180       176          180           176            0              0             6
 1,001,563.10          6.576     6.076      360       356          360           356            0              0             0
   100,816.35          7.300     6.800      360       356          360           356            0              0             6
   407,062.91          7.375     6.875      360       357          360           357            0              0            24
 5,891,700.75          6.928     6.428      360       356          360           356            0              0            36
   545,186.18          6.365     5.865      360       356          360           356            0              0            60
 1,003,627.66          6.974     6.474      360       356          300           300           60             56             0
   278,320.00          6.750     6.250      360       356          300           300           60             56            12
   300,000.00          6.900     6.400      360       356          300           300           60             56            24
 1,115,900.00          6.623     6.123      360       356          300           300           60             56            36
   556,372.06         10.258     9.758      180       176          360           356            0              0             0
   855,019.97         10.147     9.647      180       176          360           356            0              0            12
11,912,892.85          9.646     9.146      180       175          360           355            0              0            24
   586,553.36         10.604    10.104      180       174          360           354            0              0            36
    59,625.49         10.908    10.408      180       175          180           175            0              0             0
    70,289.18          8.990     8.490      180       172          180           172            0              0            24
   356,900.25         11.288    10.788      360       356          360           356            0              0             0
   424,840.98         10.359     9.859      360       356          360           356            0              0            12
 2,391,394.75          9.910     9.410      360       357          360           357            0              0            24
   238,971.59         10.280     9.780      360       357          360           357            0              0            36

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE1

                     GROUP B ADJUSTABLE RATE MORTGAGE LOANS

                                                                                                     ORIGINAL        REMAINING
                                            NET               ORIGINAL            REMAINING        INTEREST-ONLY    INTEREST-ONLY
                         MORTGAGE        MORTGAGE               TERM                TERM               TERM             TERM
CURRENT BALANCE ($)       RATE(%)         RATE(%)             (MONTHS)            (MONTHS)           (MONTHS)         (MONTHS)
---------------------------------------------------------------------------------------------------------------------------------
 5,915,645.93              6.983           6.483                 360                354                  0                0
   106,931.61              6.990           6.490                 360                356                  0                0
 4,884,613.75              6.259           5.759                 360                356                  0                0
33,401,621.89              6.415           5.915                 360                355                  0                0
    93,497.89              6.650           6.150                 360                354                  0                0
 2,419,256.33              7.035           6.535                 360                352                  0                0
   106,800.00              7.251           6.751                 360                354                 24               18
 1,679,998.47              7.091           6.591                 360                354                 24               18
12,105,811.43              6.541           6.041                 360                354                 24               18
   639,200.00              6.475           5.975                 360                354                 24               18
   309,600.00              6.012           5.512                 360                356                 60               56
    58,000.00              6.990           6.490                 360                356                 60               56
 2,661,000.00              6.116           5.616                 360                356                 60               56
15,421,495.87              6.164           5.664                 360                356                 60               56
   265,013.30              8.713           8.213                 360                352                  0                0
 2,066,851.92              6.723           6.223                 360                355                  0                0
   620,000.00              6.927           6.427                 360                354                 36               30
   675,499.58              6.259           5.759                 360                356                 60               56
   506,773.56              6.590           6.090                 360                354                  0                0
   384,872.26              6.500           6.000                 360                353                  0                0
   463,795.81              6.120           5.620                 360                351                  0                0
   914,085.64              6.064           5.564                 360                354                  0                0
   703,613.02              5.800           5.300                 360                357                  0                0
 4,251,486.70              5.847           5.347                 360                356                 60               56
 1,229,972.13              5.714           5.214                 360                357                 60               57

                                                                                           NUMBER OF
                                                                                            MONTHS                         ORIGINAL
                                INITIAL                                          RATE     UNTIL NEXT                      MONTHS TO
                                 RATE                                           CHANGE       RATE                         REPAYMENT
                      GROSS     CHANGE     PERIODIC    MAXIMUM      MINIMUM   FREQUENCY   ADJUSTMENT                       PENALTY
CURRENT BALANCE ($)  MARGIN(%)  CAP(%)      CAP(%)     RATE(%)      RATE(%)    (MONTHS)      DATE             INDEX       EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------
 5,915,645.93         6.287      3.000       1.000      12.999       6.759         6          18         6 Month LIBOR         0
   106,931.61         5.500      3.000       1.000      12.990       6.990         6          20         6 Month LIBOR         6
 4,884,613.75         5.706      3.000       1.000      12.257       6.264         6          20         6 Month LIBOR        12
33,401,621.89         5.919      2.954       1.000      12.416       6.329         6          19         6 Month LIBOR        24
    93,497.89         5.700      3.000       1.000      12.650       6.650         6          18         6 Month LIBOR        30
 2,419,256.33         6.500      2.786       1.000      12.830       6.562         6          16         6 Month LIBOR        36
   106,800.00         6.000      3.000       1.000      13.251       7.251         6          18         6 Month LIBOR         0
 1,679,998.47         6.603      3.000       1.000      13.091       7.091         6          18         6 Month LIBOR        12
12,105,811.43         6.242      3.000       1.000      12.532       6.532         6          18         6 Month LIBOR        24
   639,200.00         6.362      3.000       1.000      12.475       6.475         6          18         6 Month LIBOR        36
   309,600.00         5.401      3.000       1.000      12.012       6.012         6          20         6 Month LIBOR         0
    58,000.00         5.500      3.000       1.000      12.990       6.990         6          20         6 Month LIBOR         6
 2,661,000.00         5.618      3.000       1.000      12.116       6.116         6          20         6 Month LIBOR        12
15,421,495.87         5.653      3.000       1.000      12.164       6.164         6          20         6 Month LIBOR        24
   265,013.30         8.657      3.000       1.000      14.713       8.657         6          28         6 Month LIBOR         0
 2,066,851.92         6.449      3.000       1.000      12.723       6.693         6          31         6 Month LIBOR        36
   620,000.00         5.976      3.000       1.000      12.927       6.927         6          30         6 Month LIBOR        36
   675,499.58         5.759      3.000       1.000      12.259       6.259         6          32         6 Month LIBOR        36
   506,773.56         6.250      2.000       2.000      12.590       6.590        12          54         1 Year Treasury      36
   384,872.26         6.250      3.000       1.000      12.500       6.250         6          53         6 Month LIBOR         0
   463,795.81         5.870      2.000       1.000      12.120       5.870         6          51         6 Month LIBOR        24
   914,085.64         5.663      2.600       1.000      12.064       5.779         6          54         6 Month LIBOR        36
   703,613.02         5.300      3.000       1.000      11.800       5.800         6          57         6 Month LIBOR        60
 4,251,486.70         5.378      3.000       1.000      11.847       5.847         6          56         6 Month LIBOR        36
 1,229,972.13         5.289      3.000       1.000      11.714       5.714         6          57         6 Month LIBOR        60

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.